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                          SECURITIES AND EXCHANGE COMMISSION
                                WASHINGTON, D.C. 20549


                                       FORM 8-K

                                    CURRENT REPORT

                          PURSUANT TO SECTION 13 OR 15(d) OF
                         THE SECURITIES EXCHANGE ACT OF 1934

           Date of Report (Date of earliest event reported): August 5, 1996
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                              RAC FINANCIAL GROUP, INC.
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                (Exact name of registrant as specified in its charter)


              TEXAS                        0-27550               75-2561052
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(State or other jurisdiction of        (Commission File        (IRS Employer
        incorporation)                      Number)          Identification No.)


1250 W. MOCKINGBIRD, DALLAS, TEXAS                                  75247
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(Address of principal executive offices)                             (Zip Code)


Registrant's telephone number, including area code:   (214) 630-6006
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                                   (NOT APPLICABLE)
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(Former name or former address, if changed since last report)


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ITEM 5.  OTHER EVENTS

    The Registrant files herewith the exhibit listed in Item 7(c) below.

ITEM 7(c).  EXHIBITS

    The following exhibit is furnished in accordance with Item 601 of Regulation S-K.

         99   Press Release


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                                      SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  RAC FINANCIAL GROUP, INC.
                                  (Registrant)


Date:  August 12, 1996                 By:     /s/ Cinda Knight
                                            ---------------------------------
                                            Cinda Knight
                                            Senior Vice President and
                                            Controller


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                                  INDEX TO EXHIBITS


EXHIBIT                                                          SEQUENTIALLY
  NO.                             EXHIBIT                        NUMBERED PAGE
- -------  ----------------------------------------------------   ---------------

   99    Press Release


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